SUPPLEMENT TO PROSPECTUS OF PORTFOLIO PARTNERS, INC.
                     This Supplement is dated March 5, 1999

The following information replaces certain information contained in the Prospectus of Portfolio Partners, Inc. (the "Fund"), dated May 1, 1998, and should be read in conjunction with that Prospectus.

The following updates and replaces a similar supplement dated March 4, 1999:

The last two sentences of the "MFS Emerging Equities, MFS Research Growth and MFS Value Equity" paragraph under the section of the Prospectus entitled "Subadvisers" found on page 10 is hereby replaced with the following:

Effective February 24, 1999, Maura A. Shaughnessy, a Senior Vice President of MFS, became portfolio manager of MFS Value Equity. Ms. Shaughnessy has been employed by MFS since 1991, first as an equity analyst and then as a portfolio manager.

The following updates and replaces a similar supplement dated October 30, 1998:

The section of the Prospectus entitled "PERFORMANCE - PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS" found on page 13, is hereby replaced with the following:

Each Portfolio is recently organized and has only a short-term performance record. Each Portfolio, however, has substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public or through variable products, advised by MFS, Scudder Kemper or T. Rowe Price, as the case may be.

The historical performance of the Comparable Funds is presented below. Investors should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund, and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance.

The following table shows average annual total returns of the Comparable Funds for the stated periods ending December 31, 1998, as well as a comparison with the performance of the applicable benchmark.(1)

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


                       One Year        Three Years     Five Years     Ten Years
MFS Emerging Growth
Fund (Class I)(2)
(Model for MFS
Emerging Equities)(3)   24.82%           19.78%          20.14%        23.19%
Russell 2000            (2.55)           11.58           11.87         12.92
Lipper Mid Cap Fund
Index                   13.92            15.89           15.20         17.00

MFS Research Fund
(Class I)(2)
(Model for MFS
Research Growth)(3)     23.32            22.92           20.81         18.53
Lipper Growth Fund
Index                   25.69            23.67           19.82         17.21
S&P 500                 28.72            28.28           24.09         19.22

MFS Capital
Opportunities Fund
(formerly MFS Value
Fund) (Class I)(2)
(Model for MFS Value
Equity)(3)              27.44            23.53           21.53         18.02
Lipper Capital
Appreciation Fund
Index                   19.98            18.28           16.26         15.71
S&P 500                 28.72            28.28           24.09         19.22

Scudder VLIF
International Portfolio
(Model for Scudder
International Growth)   18.49            14.05           10.32         11.96
MSCI EAFE               20.00             9.00            9.19          5.54

Scudder International
Fund
(Model for Scudder
International Growth)   18.62            13.63            9.82         10.63
MSCI EAFE               20.00             9.00            9.19          5.54

T. Rowe Price Growth
Stock Fund
(Model for T. Rowe
Price Growth Equity)    27.41            25.20           20.99         17.70
Lipper Growth Fund
Index                   25.69            23.67           19.82         17.21
S&P 500                 28.72            28.28           24.09         19.22

----------------------------------------
(1)The S&P 500  (Standard  & Poor's 500) Index is a  value-weighted,  unmanaged index of 500 widely held stocks  considered to be  representative  of the stock market in general. The Russell 2000 Index is a value-weighted,  unmanaged index of small  capitalization  stocks. The Lipper Mutual Fund Indices are unmanaged, net-asset-value-weighted  indices of the largest qualifying mutual funds within
their   respective   investment   objectives.   The  Morgan   Stanley   Capital
International-Europe,  Australia,  Far East (MSCI EAFE) Index is an  unmanaged, market  value-weighted  average of the  performance of more than 900 securities listed on the stock  exchanges of countries  in Europe,  Australia  and the Far
East. All indices assume  reinvestment of all dividends.  It is not possible to invest directly in an index.

(2)MFS Emerging Growth Fund and MFS Research Fund commenced offering Class I shares on January 2, 1997; MFS Capital Opportunities Fund commenced offering
Class I shares on January 3, 1997. For periods preceding those dates, Class I performance was calculated by using the performance of the oldest class of shares for each Comparable Fund (Class B for MFS Emerging Growth Fund and Class
A for MFS Research and MFS Capital Opportunities Fund), adjusted to reflect that Class I shares have no front-end load or contingent deferred sales charge.
No adjustment was made for differences in the internal expenses among classes.

(3)MFS also manages three series of the MFS Variable Insurance Trust (VIT) with substantially similar investment objectives, policies and strategies as the comparable Portfolio Partners Portfolios. The performance of these funds was not included in the chart because each has a relatively short track record. The one-year, three-year and since inception performance (as of December 31, 1998) of the VIT-Emerging Growth Series and VIT-Research Series funds is as follows:
VIT-Emerging Growth Series: 34.16%, 24.16% and 26.55%,  respectively (inception
July 24, 1995);  VIT-Research Series:  23.39%, 21.99% and 22.52%,  respectively
(inception July 26, 1995). The one-year and since inception performance (as of December 31, 1998) of the VIT-Value Series is 26.80% and 26.33%, respectively
(inception August 14, 1996).
